ARMOUR RESIDENTIAL REIT, Inc. Company Update 8/13/2021 ARMOUR seeks to create shareholder value through thoughtful investment and risk management that produces current yield and superior risk adjusted returns over the long term. Our focus on residential real estate finance supports home ownership for a broad and diverse spectrum of Americans by bringing private capital into the mortgage markets.

2 • Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute “forward-looking statements” made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections and future plans for ARMOUR’s business, growth and operational improvements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of ARMOUR’s control. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. Additional information concerning these factors and risks are contained in the Company’s most recent annual and quarterly reports and other reports filed with the Securities and Exchange Commission. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. • This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date unless otherwise indicated. ARMOUR cannot guarantee future results, levels of activity, performance or achievements. • Pricing and duration information are estimates provided by independent third-party providers based on models that require inputs and assumptions. Actual realized prices and durations will depend on a number of factors that cannot be predicted with certainty and may be materially different from estimates. • Estimates do not reflect any costs of operation of ARMOUR. • THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND NOT REVIEWED BY OUR INDEPENDENT PUBLIC ACCOUNTANTS. PLEASE READ: Important Note Regarding Forward Looking Statements and Estimates

3 Stockholders' Equity and Liquidity Dividend Policy Shareholder Alignment Transparency and Governance ARMOUR REIT Manager • Stockholders' Equity at the end of Q2 2021 totaled $1,109 million, including the 7.00% Series C Cumulative Redeemable Preferred Stock ("Series C Preferred") with liquidation preference totaling $171 million. • July 31, 2021 liquidity was $792 million, consisting of $417 million cash & $374 million unlevered Agency and US Treasury securities. • ARMOUR pays dividends monthly. • The Company previously announced the August common stock dividend of $0.10 per share payable on August 27, 2021 to holders of record on August 16, 2021. • Since inception in November 2009, ARMOUR has paid out $1.7 billion in dividends.(1) • Returned $787 million to common shareholders through share repurchases and distributions since 2013. • Senior management maintains common stock ownership in excess of $5.75 million aggregate target. • Managed preferred shares through repurchases, calls, and refinancing to maximize value in capital structure. • Updated portfolio and liability details can be found monthly at www.armourreit.com. • Non-Executive Board Chairman and separate Lead Independent Director. • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. • ARMOUR Capital Management LP is the majority owner of BUCKLER Securities, a FINRA registered broker-dealer. ARMOUR Overview 1 (1) Includes both common and preferred stock dividends through July 2021. Information as of 07/31/2021. 2 3 4 5 ARMOUR manages an investment portfolio consisting of mortgage-backed securities issued or guaranteed by U.S. Government-sponsored enterprises (“GSEs”), Treasury securities, and cash.

4 Information as of 07/31/2021. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding. Securities % of Portfolio Current Value (millions) Weighted Average Book Price Weighted Average Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration Agency ARMs & Hybrids 0.3% $23.6 102.0% 103.0% 2.07/2.64 0.84 Agency Multifamily Ballooning in 120 Months or Less 13.3% $1,091.9 102.3% 115.9% 3.70/4.60 6.35 Agency Fixed Rates Maturing Between 0 and 180 Months 7.0% $576.9 105.5% 106.5% 2.86/3.51 3.32 Agency Fixed Rates Maturing Between 181 and 360 Months 31.8% $2,619.4 105.3% 106.2% 2.86/3.51 5.53 Agency Portfolio 52.3% $4,311.8 Agency 15Y TBA Long Dollar Roll 23.8% $1,963.6 102.7% 103.3% 1.95/ N/A 4.06 Agency 30Y TBA Long Dollar Roll 23.8% $1,965.1 102.9% 103.4% 2.42/ N/A 5.29 Net TBA Portfolio 47.7% $3,928.7 Total Portfolio 100.0% $8,240.5 • Approximately 97% of ARMOUR's Agency portfolio positions (excluding TBA positions) benefit from favorable prepayment characteristics, including: ◦ 25% have prepayment penalties (Agency Multifamily). ◦ 63% have loan balances less than or equal to 225k. ◦ 8% have 100% loans in geographies with additional taxes on refinancing and cashout transactions such as TX, FL, and NY. ◦ 1% have loan-to-value ratios greater than 95%, FICO scores of less than 700 or seasoning of greater than 24 months. ARMOUR Portfolio Composition

5 (1) BUCKLER Securities LLC is a FINRA registered broker-dealer affiliated with ARMOUR REIT. (2) ARMOUR is currently borrowing from 18 repo counterparties and ARMOUR has active MRAs with 34 counterparties. Information as of 07/31/2021. Some totals may not foot due to rounding. ARMOUR Hedging and Financing Composition 6 N ot io na l ( in m ill io ns ) Interest Rate Swap Breakdown by Months to Maturity 0 - 12 M on th s 13 - 2 4 M on th s 25 - 3 6 M on th s 37 - 4 8 M on th s 49 - 6 0 M on th s 61 - 7 2 M on th s 73 - 8 4 M on th s 85 - 9 6 M on th s 97 - 1 08 M on th s 10 9 - 12 0 M on th s 12 1 - 13 2 M on th s 0 2,000 4,000 Hedging Instrument Breakdown IRS: OIS 82.3% IRS: SOFR 17.7% Total Swap Notional is $6.8B with a weighted average maturity of 82 months. ARMOUR is currently active with seven swap counterparties. Repurchase Agreements Repo Counterparty Principal Borrowed (millions) % of Repo Positions Wtd. Avg. Original Term Wtd. Avg. Remaining Days Longest Remaining Term in Days BUCKLER Securities LLC (1) $2,057 55% 6 3 7 All Other Counterparties (2) $1,714 45% 88 70 87 Total or Wtd. Avg. $3,772 100% 43 33

6 Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. ARMOUR's Agency Portfolio Constant Prepayment Rates ("CPR") Monthly Portfolio CPR Au gu st 20 20 Se pt em be r 2 02 0 Oc to be r 2 02 0 No ve mb er 20 20 De ce mb er 20 20 Jan ua ry 20 21 Fe br ua ry 20 21 M ar ch 20 21 Ap ril 20 21 M ay 20 21 Ju ne 20 21 Ju ly 20 21 Au gu st 20 21 10 15 20

7ARMOUR Net Interest Margin Pe rc en t Net Interest Margin Analysis thru Q2 2021 Asset Yield Cost of Funds including Hedges Net Interest Margin 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 0 1 2 3 4

ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 armourreit.com 772-617-4340